UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 29, 2005
                                                    ---------------------------



                          GENELABS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

           California                     0-19222                94-3010150
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 (State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

505 Penobscot Drive, Redwood City, California                    94063
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      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        (650) 369-9500
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     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
             RULE OR STANDARD; TRANSFER OF LISTING.
(a)

On September 29, 2005, Genelabs Technologies, Inc. ("Genelabs" or the "Company") received a staff determination letter from The Nasdaq Stock Market ("Nasdaq") stating that for the last 10 consecutive trading days, the Company's market value of listed securities had been below the minimum $50 million requirement for continued inclusion by Marketplace Rule 4450(b)(1)(A). The determination letter further states that if the market value of listed securities is $50 million or more for a minimum of 10 consecutive business days, Nasdaq may determine that the Company has regained compliance with the market capitalization rule. The letter further states that if the Company cannot demonstrate compliance with the market capitalization requirement by October 31, 2005, Genelabs will receive written confirmation of noncompliance.

The letter further informs the Company that it does not comply with Marketplace Rule 4450(b)(1)(B), which requires total assets and total revenue of $50 million in each of the most recently completed fiscal year or two of the last three most recently completed fiscal years.

(d)

On October 4, 2005, the Company's board of directors approved the filing of an application to transfer the Company's common stock from the Nasdaq National Market to the Nasdaq Capital Market (previously called the Nasdaq SmallCap Market). If the Company's application for listing on the Nasdaq Capital Market is approved, Genelabs will no longer be subject to the continued listing requirements of the Nasdaq National Market and will instead be subject to the continued listing requirements of the Nasdaq Capital Market. Genelabs currently complies with the initial listing requirements of the Nasdaq Capital Market, with the exception of the $1.00 minimum closing bid price requirement. If the listing of the Company's common stock is transferred to the Nasdaq Capital Market, the Company is eligible for an additional grace period through March 16, 2006 for compliance with the minimum closing bid price requirement, during which time the Company may effect the reverse stock split previously approved by the Company's shareholders, if necessary.

A copy of the press release announcing Genelabs application to transfer its listing to the Nasdaq Capital Market and the receipt of the staff determination letter is attached as Exhibit 99.1 hereto.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press Release of Registrant, dated October 5, 2005, entitled "Genelabs Applies to Transfer its Listing to the Nasdaq Capital Market".


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GENELABS TECHNOLOGIES, INC.



                                                By: /s/ Matthew M. Loar
                                                    --------------------------
                                                Name:  Matthew M. Loar
                                                Title: Chief Financial Officer
Date:  October 5, 2005



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                                 EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

99.1 Press Release of Registrant, dated October 5, 2005, entitled "Genelabs Applies to Transfer its Listing to the Nasdaq Capital Market".